Exhibit 10.1

FIRST AMENDMENT TO
RICHARD N. CABELA
EXECUTIVE EMPLOYMENT AGREEMENT
THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (“First Amendment”) is made and entered into this 3rd day of April 2013 by and between Cabela's Incorporated, a Delaware corporation (hereinafter “Company”) and Richard N. Cabela (hereinafter “Executive”).
WHEREAS, at a meeting of the Board of Directors of Company (the "Board") duly held on February 5, 2013, the Board discussed the creation of a Chairman Emeritus executive position;
WHEREAS, Company desires that Executive be appointed to the position of Chairman Emeritus effective as of June 5, 2013, and Executive has agreed to serve as Chairman Emeritus;
WHEREAS, Company desires to continue to employ Executive in order to receive valuable advisor and consultative services from Executive and to continue to benefit from Executive's valuable expertise and experience;
WHEREAS, Company and Executive are parties to an Executive Employment Agreement dated January 1, 2004 (the “Employment Agreement”);
WHEREAS, Company and Executive entered into an Addendum to the Employment Agreement effective April 7, 2005; and
WHEREAS, Company and Executive desire to enter into this First Amendment to modify certain provisions of the Employment Agreement in connection with Executive's appointment to the Chairman Emeritus position effective as of June 5, 2013.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:
1.Effective June 5, 2013, Section 2.1 of the Employment Agreement is hereby amended and restated in its entirety as follows:

2.1    Title and Duties. Executive shall serve as Chairman Emeritus of Company. Executive shall receive notice of and an invitation to all Board meetings and copies of all Board materials. Executive's principal employment duties and responsibilities shall be those duties and responsibilities as the Board shall from time to time reasonably assign to Executive.
2.Effective June 5, 2013, Section 4.4 of the Employment Agreement is hereby deleted in its entirety and replaced as follows:

4.4    Intentionally Omitted.

3. All other terms and conditions of the Employment Agreement remain unchanged.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first set forth above.
CABELA'S INCORPORATED

By:    /s/ Thomas L. Millner
Its:    President and CEO

EXECUTIVE:

/s/ Richard N. Cabela________________________
Richard N. Cabela

Chairman Emeritus
First Amendment to Executive Employment Agreement
Signature Page

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